Digital Assets and Restricted Digital Assets	6 Months Ended
Jun. 30, 2026
Digital Assets and Restricted Digital Assets [Abstract]
Digital Assets and Restricted Digital Assets

10. Digital Assets and Restricted Digital Assets

During the year ended December 31, 2025, the Group purchased digital assets consisting of Bitcoin (BTC) and Tether USD (USDT) for investment and treasury diversification purposes. During the six months ended June 30, 2026, the Group purchased additional USDT for investment and treasury diversification purposes, received USDT from a third party borrowing, and received BTC, XRP and USDT upon enforcement of collateral, and USDC as interest, under a USDT loan advanced to a third party. During the same period, the Group sold certain of its USDT and BTC, and all XRP, resulting in a net realized gain of $105,767 recognized under sundry income (expense), net in the unaudited condensed consolidated statement of operations and comprehensive loss. The following table summarizes the Group’s digital asset holdings as of June 30, 2026 and December 31, 2025:

	As of June 30, 2026
Digital Assets	Holdings	Cost Basis	Fair value
BTC (1)	30	$3,422,103	$1,758,924
USDT (2)	451,850	451,817	450,913
USDC (2)	1,715	1,715	1,715
Total digital assets		$3,875,635	$2,211,552

(1)	The fair value per unit of BTC as of June 30, 2026 was approximately $58,631 as quoted in the active market. On February 7, 2026, the Group entered into a loan agreement with Silkroad Industrial Ltd (“SIL”), a third-party lender. Under this agreement, the 30 BTC held by the Group, with a fair value of $1,758,924 were pledged as collateral to secure borrowing facilities. The loan agreement and the corresponding pledge are subject to a three-year term commencing on February 10, 2026, the drawdown date. As a result of this pledge arrangement, these BTC are classified as restricted digital assets. During the term of the agreement, the Group is not permitted to dispose of or otherwise encumber its interest in the pledged tokens without obtaining the lender’s prior written consent.

(2)	During the six months ended June 30, 2026, the Group increased its activities in purchasing and disposing of digital assets. The Group’s holding purpose for these digital assets is no longer for long-term investment. Instead, these assets are expected to be realized, sold, or consumed in the ordinary course of business within the Group’s normal operating cycle. Accordingly, the Group classified its holdings of USDT and USDC as current assets as of June 30, 2026.

	As of December 31, 2025
Digital Assets	Holdings	Cost Basis	Fair value
BTC (1)	30	$3,422,103	$2,625,574
USDT	77,369	77,369	77,369
Total digital assets		$3,499,472	$2,702,943

(1)	The fair value per unit of BTC as of December 31, 2025 was approximately $87,519, as quoted in the active market.

The following table presents the movement for the digital assets of the Group for the six months ended June 30, 2026, and there was no movement for the Group’s digital assets for the six months ended June 30, 2025 and 2024.

	BTC (1)	USDT	USDC	XRP	Total

Balance as of January 1, 2026	$2,625,574	$77,369	$—	$—	$2,702,943
Purchase of digital assets	—	99,764	—	—	99,764
Disposal of digital assets	(80,548)	(320,958)	—	(224,831)	(626,337)
Proceeds from third party borrowing received in digital assets (2)	—	1,340,702	—	—	1,340,702
Expenses paid with digital assets	—	(554,317)	—	—	(554,317)
Interest income received with digital assets (3)	—	—	1,715	—	1,715
Loan issued to Borrower in digital assets (3)	—	(342,803)	—	—	(342,803)
Digital assets acquired upon settlement of loan collateral (3)	94,182	32,659	—	224,831	351,672
Conversions between digital assets (4)	(13,634)	119,459	—	(105,825)	—
Realized (losses) gains on digital assets	—	(58)	—	105,825	105,767
Unrealized losses on digital assets	(866,650)	(904)	—	—	(867,554)
Balance as of June 30, 2026	$1,758,924	$450,913	$1,715	$—	$2,211,552

(1)	During the six months ended June 30, 2026, the 30 BTC held by the Group were pledged as collateral to secure borrowing facilities for a three-year term commencing on February 10, 2026, the drawdown date. As a result of this pledge arrangement, these BTC are classified as restricted digital assets as of June 30, 2026. Changes in fair value are recognized as unrealized losses on digital assets in the unaudited condensed consolidated statements of operations and comprehensive loss.
(2)	On February 7, 2026, the Group entered into a loan agreement with Silkroad Industrial Ltd (“SIL”), a third-party lender. Under the agreement, SIL agreed to lend to the Group an amount equal to 68% of the then-current fair market value of 30 Bitcoins on the borrowing date. Based on a fair market value of $65,721 per Bitcoin on such date, the aggregate loan proceeds amounted to $1,340,702, which were disbursed in USDT. Please refer to Note 16 for details.
(3)

In January 2026, the Group entered into a loan agreement with Mr. Masashi Hayama (the “Borrower”), a third-party individual, pursuant to which the Company lent USDT 343,010 (equivalent to $342,803) to the Borrower, bearing interest at 2% per annum. The loan was secured by 1.3 BTC and 195,000 XRP (collectively referred to as the “Original Collateral”) pledged by the Borrower under a pledge agreement.

Following a decline in the value of the Original Collateral below a default floor ($342,169), which represented 65% of the fair market price of the Original Collateral on the borrowing date, a valuation event occurred under the loan agreement. The Borrower was required to cure the deficiency within five business days by delivering additional USD, USDT, or Bitcoin. Accordingly, the Borrower provided additional collateral on multiple occasions, consisting of $13,634 in BTC and $32,659 in USDT (collectively, the “Additional Collateral”), thereby curing the respective deficiencies.

Although the Borrower remedied each prior deficiency, it failed to cure the final valuation event that occurred at the end of June 2026. As a result, all pledged digital assets, including both the Original Collateral and the Additional Collateral subsequently provided, were transferred to and became owned by the Group. The Group recognized the digital assets received at their fair value of $351,672, resulting in a gain on loan settlement of $8,869, being the excess of such fair value over the carrying amount of the loan, recognized under sundry income (expense), net in the unaudited condensed consolidated statements of operations and comprehensive loss. In addition, the Company received interest income of $1,715 in the form of digital assets.

(4)	During the six months ended June 30, 2026, the Group converted USDT with a fair value of $297,825 into XRP, and subsequently converted such XRP into USDT with a fair value of $403,650, resulting in a realized gain on digital assets of $105,825. The Group also converted BTC with a fair value of $13,634, received as Additional Collateral, into USDT. The conversions were settled directly in digital assets and did not involve cash.